Share based compensation	12 Months Ended
Mar. 31, 2017
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Share based compensation

19. Share based compensation

On July 28, 2015, the Company’s Board of Directors approved the 2015 Stock Option Plan (the “2015 Plan”) allowing for a grant of up to 568,688 options. During August 2016, the Board approved to increase the employee stock option pool from 568,688 to 1,023,744 shares and the existing Employee Stock Option Plan 2015 has been discontinued for issuance of new grants and the outstanding stock option pool available for issuance of new grants are transferred to 2016 Equity Incentive Plan (the “2016 Plan”).

Under the 2015 Plan and 2016 Plan, the Compensation Committee on behalf of Board of Directors (the “Directors”) may from time to time make grants to one or more employees, determined by it to be eligible for participation in the 2015 and 2016 Plans.

The Compensation Committee determines which employees are eligible to receive the equity awards, the number of equity awards to be granted, the exercise price, the vesting period and the exercise period. The vesting period will be decided by the Compensation Committee as and when any grant takes place. All options granted under these plans shall vest over a period of 4 years from the date of grant with 25% vesting at the end of year one, 25% vesting at the end of year two, 25% vesting at the end of year three and 25% vesting at the end of year four unless specified otherwise.

Options are deemed to have been issued under these plans only to the extent actually issued and delivered pursuant to a grant. To the extent that a grant lapses or the rights of its grantee terminate, any equity shares subject to such grant are again available for new grants.

The option grant is at such price as may be determined by the Compensation Committee and is specified in the option grant. The grant is in writing and specifies the number of options granted the price payable for exercising the options, the date/s on which some or all of the options shall be eligible for vesting, fulfillment of the performance and other conditions, if any, subject to which vesting shall take place and other terms and conditions thereto. The option grant is not transferable and can be exercised only by the employees of the Company.

Options granted under the plan are exercisable into equity shares of the Company, have a contractual life equal to the shorter of ten years and July 20, 2025, and vest equitably over four years, unless specified otherwise in the applicable award agreement. The Company recognizes compensation cost, reduced by the estimated forfeiture rate, over the vesting period of the option. A summary of share option activity during the years ended March 31, 2016 and 2017 is set out below:

	Number of shares	Weighted average exercise price in INR *
Outstanding as of March 31, 2016	414,880	207
Granted	125,400	1,496
Exercised	—	—
Forfeitures	—	—

Options outstanding as of March 31, 2017	540,280	506

Vested and exercisable as of March 31, 2017	409,328	166

Available for grant as of March 31, 2017 is 483,464 options.

*	Not in thousands

The Black-Scholes-Merton option pricing model includes assumptions regarding dividend yields, expected volatility, expected option term, and risk-free interest rates. The Company estimates expected volatility based on the historical volatility of comparable publicly traded companies for a period that is equal to the expected term of the options because it does not have sufficient history of its own volatility. The risk-free interest rate is based on the treasury bonds issued by the Indian Government in effect at the time of grant for a period commensurate with the estimated expected life. The expected term of options granted is derived using the “simplified” method as allowed under the provisions of ASC Topic 718 due to insufficient historical exercise history data to provide a reasonable basis upon which to estimate expected term.

The fair value of each share option granted to employees is estimated on the date of grant using the Black- Scholes option-pricing model with the following weighted average assumptions:

	Year ended March 31,
	2016	2017
Dividend yield	0.00%	0.00%
Expected term (in years)	5.0 - 6.8	4.5 - 7.2
Expected volatility	37.2% - 41.6%	31.0% - 41.7%
Risk free interest rate	7.60% - 8.08%	2.15% - 7.61%

On July 28, 2015, the Company issued 414,880 options as replacement for the 414,880 AZI outstanding options under its option plan. In addition to the replacement of the options, the Company modified certain other terms of the options originally granted by AZI.

In accordance with ASC Topic 718, Compensation — Stock Compensation, cancellation of options at AZI and reissue of options at APGL as well as the modification of certain other terms were considered as a plan modification. In respect of the option modifications, the Company computed the incremental fair value of the options. The incremental fair value of INR 45,719 (US$ 705) was determined as a difference between the fair value of the modified option and that of the original option, both estimated at the time of modification. The incremental fair value as per the vesting schedule as on the date of modification that are recorded amounted to INR 41,334 (US$ 637).

	July 25, 2015
Particulars	Pre- modification	Post- modification
Options granted	29,684	25,930
Equity value (INR)	7,642	8,943
Dividend yield	0.00%	0.00%
Expected term (in years)	0.2-2.8	5.0-6.8
Expected volatility	37.2% - 41.6%	37.2% - 41.6%
Risk free interest rate	7.60% - 8.08%	7.60% - 8.08%

Outstanding options as of March 31, 2017 include 80,000 options with a market vesting condition. The fair value of these options was determined using the Lattice valuation model with the following assumptions:

Volatility	48.1%
Risk- free interest rate	8.18%

The result of the Lattice valuation model concludes that the probability of achieving the market conditions to be 5.72% and the fair value of the options has been fully recorded as expense.

As of March 31, 2016, and 2017, the aggregate intrinsic value of all outstanding options was INR 133,285 and INR 140,864 (US$ 2,172), respectively.

The share based compensation expense related to share options is recorded as a component of general and administrative expenses in the Company’s consolidated statements of operations and totaled, INR 7,428, INR 51,732 and INR 13,774 (US$ 212) for the years ended March 31, 2015 2016 and 2017, respectively.

Unrecognized compensation cost for unvested options as of March 31, 2017 is INR 11,385 (US$176), which is expected to be expensed over a weighted average period of 1.7 years.

The intrinsic value of options exercised during the year ended March 31, 2016, and March 31, 2017 was INR 30 and nil (US$ nil).

The intrinsic value per option at the date of grant during the years ended March 31, 2016 and 2017 is as follows:

Date of grant	No. of options granted	Deemed fair value of equity shares	Intrinsic value per option at the time of grant	Valuation used
July 1, 2015	13,808	477	476	Retrospective
May 4, 2016	87,872	602	(1)	Retrospective
August 18, 2016	22,528	337	336	Retrospective
March 8, 2017	15,000	1,133	—	Market price

(1)	Fair value of the shares exceeds the exercise price.